UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 20, 2023
Star Equity Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35947	33-0145723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Forest Ave, Suite 101
Old Greenwich, CT 06870
(Address of principal executive offices, including zip code)

(203) 489-9500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STRR	NASDAQ Global Market
Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	STRRP	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Star Equity Holdings, Inc. (the “Company”) was held pursuant to notice on June 20, 2023, at the Company’s offices at 53 Forest Avenue, Suite 101, Old Greenwich, Connecticut 06870. As of the record date of April 21, 2023, there were 15,133,219 shares of common stock outstanding and entitled to vote at the Annual Meeting. The total number of shares of common stock voted in person or by proxy at the Annual Meeting was 10,887,297 shares, representing approximately 71.94% of the shares of common stock outstanding and entitled to vote at the Annual Meeting.

Each director nominee was elected and each other matter submitted to a vote of the Company’s stockholders at the Annual Meeting, as described below, was approved by the requisite vote of the Company’s stockholders. The final voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting are set forth below. The proposals are described in detail in the Company’s Proxy Statement, and are incorporated herein by reference
.
Proposal 1 - The election of six directors, to serve until the Company’s 2024 annual meeting of stockholders and until their successors are duly elected and qualified.

Director Nominee	Votes For	Votes Withheld
Jeffrey E. Eberwein	6,478,551	85,936
Richard K. Coleman, Jr.	6,479,481	85,006
Michael A. Cunnion	6,370,087	194,400
John W. Sayward	6,480,235	84,252
Mitchell I. Quain	6,084,653	479,834
John W. Gildea	6,369,770	194,717

Proposal 2 - The ratification of the appointment of Wolf & Company, P.C. as the independent auditors for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Abstentions
10,846,469	18,458	22,370

Proposal 3 - The advisory (non-binding) approval of the compensation of the Company's named executive officers.

Votes For	Votes Against	Abstentions
6,350,394	206,487	7,606

Proposal 4 - The advisory (non-binding) approval of the frequency of future stockholder votes on executive officer compensation.

Every 1 Year	Every 2 Years	Every 3 Years	Abstentions
6,468,553	7,158	52,755	36,021

Proposal 5 – Approval of amendments to the Star Equity Holdings, Inc. 2018 Incentive Plan (the “2018 Plan”) to increase the number of shares issuable under the 2018 Plan.

Votes For	Votes Against	Abstentions
6,263,607	277,420	23,460

Proposal 6 – Approval of the Reverse Stock Split Proposal described in the Proxy Statement.

Votes For	Votes Against	Abstentions
10,333,764	523,609	29,924

Based on the approval of the stockholders, our board of directors has determined that it will hold an advisory vote on the compensation of our executive officers every year until the next required vote on the frequency of such an advisory vote.

For Proposals 1, 3, 4, 5 and 6, broker non-votes amounted to 4,322,810.

Item 9.01.  Financial Statements and Exhibits
(d)  Exhibits:

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Star Equity Holdings, Inc.

By:	/s/ Richard K. Coleman, Jr.
Richard K. Coleman, Jr. Chief Executive Officer
Date:     June 22, 2023